GUIDESTONE FUNDS

Supplement dated August 17, 2012

to

Prospectus dated April 28, 2012

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

CHANGES TO GROWTH EQUITY FUND

Effective immediately, A. Douglas Rao no longer serves as a portfolio manager for the portion of the Growth Equity Fund managed by Marsico Capital Management, LLC.

In the section disclosing “Sub-Advisers and Portfolio Managers,” on page 100, the disclosure titled “Marsico Capital Management, LLC” should be deleted in its entirety and replaced with the following:

Marsico Capital Management, LLC
Thomas F. Marsico Chief Executive Officer and Chief Investment Officer	Since October 2003

Coralie Witter, CFA Portfolio Manager and Senior Analyst	Since April 2011

Under the heading “Sub-Advisers” for the Growth Equity Fund on page 128, the paragraph titled “Marsico Capital Management, LLC” should be deleted in its entirety and replaced with the following:

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, Colorado 80202: Marsico is an independent, majority employee-owned, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. As of December 31, 2011, Marsico had approximately $37.3 billion in assets under management. Thomas F. Marsico, Chief Executive Officer and Chief Investment Officer, and Coralie Witter, CFA, Portfolio Manager and Senior Analyst, co-manage an assigned portion of the Growth Equity Fund. Mr. Marsico has over 30 years of experience as a securities analyst and a portfolio manager. Ms. Witter joined Marsico in 2004 and has over 15 years of experience in the financial services industry, most of which involved equity research.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Supplement dated August 17, 2012

to

Statement of Additional Information dated April 28, 2012

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

I.    CHANGES TO MANAGEMENT OF THE FUNDS

The SAI is hereby amended to add Thomas G. Evans as an Interested Trustee to the GuideStone Funds Board of Trustees, effective September 10, 2012. Mr. Evans replaces Barry D. Hartis whose term had expired.

Under the heading, “Management of the Funds,” on page 40, the portion of the table listing the Interested Trustees, and the footnotes accompanying the table, are deleted in their entirety and replaced with the following:

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INTERESTED TRUSTEES[2]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2012	President and Owner, Encompass Financial Services, Inc., 1984 – present, President and Owner, Custom Land Management, LLC, 1984 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 – present.	27	GuideStone Financial Resources – Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – present; Pioneer Spirit Foundation – Board of Trustees Member, 1993 – present; GuideStone Capital Management, Board of Directors Member, July 2011 – July 2012

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Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2010	Retired	27	GuideStone Financial Resources – Board of Trustees Member, June 2008 – present; GuideStone Advisors – Board of Directors Member, July 2008 – present; GuideStone Financial Services – Board of Directors Member, July 2008 – present
(1)

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. All Trustees must retire after reaching the age of seventy-seven years or after achieving ten years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

(2)	Messrs. Evans and Hixson are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.

In addition, under the heading “Management of the Funds,” on page 43, the paragraph referencing Barry D. Hartis is deleted in its entirety and replaced with the following:

Thomas G. Evans. Mr. Evans is President and Owner of Encompass Financial Services, Inc. and Custom Land Management, LLC. He is also a Manager for Private Partners Opportunity Fund, LLC. He is currently Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Board of Trustees of the Pioneer Spirit Foundation. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Directors of the Adviser and currently serves on the Board of Trustees of GuideStone Financial Resources.

In the section describing Security and Other Interests, on page 44, the portion of the table listing the Interested Trustees is hereby deleted in its entirety and replaced with the following:

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
Thomas G. Evans	NONE	NONE
James W. Hixson	NONE	NONE

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II.    SUB-ADVISER CHANGES

Under the section entitled “Marsico Capital Management, LLC” of the Other Accounts Managed chart on page 59, the reference to A. Douglas Rao is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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